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                                                                   EXHIBIT 4.1

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
       COMMON STOCK                                                                                               COMMON STOCK

       BA   [NUMBER]                            BOBBY ALLISON WIRELESS CORPORATION                                    [SHARES]

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

THIS CERTIFIES THAT                                                                                              SEE REVERSE FOR
                                                                                                               CERTAIN DEFINITIONS

                                                                                                               CUSIP 096801 10 5



IS THE REGISTERED OWNER OF


                           FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

                                                 BOBBY ALLISON WIRELESS CORPORATION


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

                                                                                    /s/ Robert L. McGinnis


COUNTERSIGNED AND REGISTERED:                               [CORPORATE]     CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
     THE TRUST COMPANY OF STERNE, AGEE & LEACH, INC.          [SEAL]
                          TRANSFER AGENT AND REGISTRAR

By                                                                                  /s/ James L. Ralph
                                                                                        Secretary
                              Authorized Signature

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         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO
REQUESTS, THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF STOCK OF THE CORPORATION AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES). SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL OFFICE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                       UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                       (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                                  under Uniform Gifts to Minors
                   survivorship and not as tenants                                 Act __________________
                   in common                                                                 (State)
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     Additional abbreviations may also be used though not in the above list


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________,
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:


                                     Signature:

                                     _______________________________________
                                     Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

                                     Signature(s) guaranteed:

                                     ________________________________________
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.